EXHIBIT 10.11


                               CYTOGEN CORPORATION

                              AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN

                         (last amended as of June, 2002)


1.       Purpose; Effective Date.

     (a) The purposes of this Plan are to further the interests of Cytogen Corporation (the "Company") and its Subsidiaries by retaining the services of persons now serving as officers and other employees, consultants and advisors of the Company and its Subsidiaries, attracting and retaining the services of persons capable of serving as employees and consultants of the Company and its Subsidiaries and providing incentives for such employees and consultants to exert maximum efforts to promote the success of the Company and its Subsidiaries.

     (b) The effective date of this Plan is March 28, 1995. This Plan will become effective on that date, subject to approval of the Plan not later than September 30, 1995 by a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan. Nothing in this Plan shall affect the rights or obligations of holders of options granted under any other Company stock option plan.

2.       Definitions.

         Whenever used in this Plan, the following terms will have the meanings set forth in this paragraph:

         "Board of Directors" means the Board of Directors of the Company.

         "Code" means the U.S. Internal Revenue Code of 1986, as amended.

         "Committee" means the committee described in paragraph 3.

         "Common Stock" means the common stock, par value $. 01 per share, of the Company.

         "Date of Grant" means with respect to any Option the date the Committee approves the grant of the Option or such later date as may be specified by the Committee as the date the option will become effective.

         "Eligible Consultant" means a consultant providing services to, and who is not an employee of, the Company or any of its Subsidiaries.

         "Employee" means any person employed by the Company or any of its Subsidiaries (including, without limitation, a person employed by the Company or any of its Subsidiaries who is also an officer or director of the Company or any of its Subsidiaries).

         "Exercise Price" means with respect to any Option the price per share which must be paid upon exercise of the Option.

         "Fair Market Value" means (i) if the Common Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported, or if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date, (ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date, or (iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee.

         "Incentive Stock Option" means any Option that at the time of the grant qualifies and is designated as an incentive stock option within the meaning of
Section 422 of the Code.

         "Non-Employee   Director"  means  a  member  of  the  Board  who  is  a
"Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any successor provision.

         "Non-Qualified Option" means any Option that is not an Incentive Stock Option.

         "Option" means any Incentive Stock Option or Non-Qualified Option granted under this Plan.

         "Option Agreement" means an agreement in such form as may be determined by he Committee, executed and delivered by the Company to the holder of any Option with respect to that Option.

         "Outside Director" means a member of the Board who is not a current employee of the Company (or a related entity), is not a former employee who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan), was not an officer of the Company at any time, and is not currently receiving remuneration, either directly or indirectly, in any capacity other than as a director. An Outside Director shall satisfy such criteria as required under Section 162(m) of the Code.

         "Plan" means the Cytogen Corporation 1995 Stock Option Plan, as amended.

         "Publicly Traded" means, with respect to any class of stock, that the class of stock is required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended, or that stock of that class has been sold within the preceding 12 months in an underwritten public offering.

         "Subsidiary" means any corporation that, at the time in question is a subsidiary corporation of the Company within the meaning of section 424(f) of the Code.

         "Ten Percent Shareholder" means, with respect to the grant of any Option, a person who at the Date of Grant is the beneficial owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         "Termination of Service" means (a) the time when the employee-employer relationship between an Employee and the Company ceases to exist for any reason, or (b) the time when an officer who is not also an Employee ceases to be an officer of the Company for any reason or (c) the time when an Eligible Consultant ceases to be such a consultant for any reason, including, but not limited to, a termination by resignation, discharge, death, Total Disability or retirement. Any leave of absence taken with the consent of the Company for a period of not more than 90 days shall not be a Termination of Service, or if longer, so long as the optionee's right to reemployment with the Company is guaranteed by statute or contract. If the period of leave exceeds 90 days and if the right to reemployment is not guaranteed by statute or contract, the Termination of Service will be deemed to occur on the 91st day of the leave.

         "Total   Disability"   means  inability  of  an  Employee  or  Eligible
Consultant to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. All determinations as to the date and extent of disability of an Employee or Eligible Consultant will be made by the Committee.

3.       Administration.

     (a) This Plan shall be administered by a Committee, which shall be composed of not less than two Outside Directors who are also Non-Employee Directors. The Committee may, from time to time, adopt or rescind rules and regulations for carrying out the provisions and purposes of this Plan. Subject to the express provisions of this Plan, the Committee shall have sole authority, in its absolute discretion, to determine which Employees and Eligible Consultants shall receive Options, the time when Options shall be granted, the terms and provisions of the Options (which may differ from one another) and to do everything necessary or appropriate to administer this Plan, including, without limitation, interpreting the provisions of this Plan and the Options. All determinations made by the Committee with respect to this Plan and the Options shall be final, binding and conclusive.

     (b) No member of the Committee shall be liable for any act or omission of the Committee or any other member of the Committee, or for any act or omission on his own part, in connection with the administration of this Plan, unless it resulted from the member's own willful misconduct.

4. Persons Eligible to Receive Options.

     (a) Options may be granted under this Plan only to persons who at the Date of Grant either (i) are Employees or Eligible Consultants of the Company or any of its Subsidiaries or (ii) have agreed to become Employees or Eligible Consultants of the Company or any of its Subsidiaries, and, in either case, are determined by the Committee to be of substantial importance to the Company or any of its Subsidiaries.

     (b)  Options  granted  to persons  who are not yet  Employees  or  Eligible
Consultants at the Date of Grant may not be exercised until the optionee has become an Employee or Eligible Consultant, and shall expire if the optionee fails to commence service as an Employee or Eligible Consultant within six months (or such other period as the Committee may determine) after the Date of Grant.

     (c) Incentive Stock Options may be granted only to persons who are Employees at the Date of Grant, and only on such terms as are provided in paragraphs 6, 7 and 8 hereof.

     (d) No Employee or Eligible Consultant to whom Options may be granted under this Plan may be granted Options to purchase more than 200,000 shares in any one calendar year.

5.       Stock Subject to the Plan.

     (a) Subject to any adjustment as provided in paragraph 9, the maximum number of shares of Common Stock as to which Options may be granted under this Plan is 4,502,635 shares reduced by the number of outstanding options granted under the Cytogen Corporation 1989 Employee Stock Option Plan (the "1989 Plan") that are exercised after the effective date of this Plan. If any Option expires or is cancelled or surrendered without being exercised in full, the number of shares as to which the Option is not exercised will once again become shares as to which new Options may be granted. The Common Stock which is issued on exercise of Options may be authorized but unissued shares or shares which have been issued and reacquired by the Company.

     (b) For administrative purposes only, the Committee shall establish an account indicating the number of shares of Common Stock as to which Options may then be granted under this Plan (the "Current Account"), and the Committee may issue Options only with respect to the shares of Common Stock available for grant as set forth in the Current Account. The Current Account shall contain the number of shares available for grant calculated as follows: (a) 4,502,635, minus
(b) the number of shares of Common Stock subject to options granted under the 1989 Plan that are exercised after the effective date of this Plan, minus (c) the number of shares of Common Stock subject to outstanding options granted under the 1989 Plan and this Plan, plus (d) the number of shares of Common Stock subject to outstanding options granted under the 1989 Plan and/or this Plan that expire, are cancelled or surrendered without being exercised in full.

6.       Grants of Options.

     (a) Subject to paragraph 4(d), the Committee will have complete discretion to determine when, and to which Employees or Eligible Consultants, Options are to be granted, the number of shares of Common Stock to which Options granted to each Employee or Eligible Consultant, will relate, whether and to what extent Options granted to an Employee or Eligible Consultant, will be Incentive Stock Options or Non-Qualified Options and, subject to the provisions of paragraphs 7 and 8, the Exercise Price and the term of each Option. The Committee may, in its discretion at the time of granting the Option, provide that the Exercise Price may be paid in cash, by the surrender of Common Stock, by a promissory note bearing an interest rate not less than the market rate of interest at such time, or by other means; subject, however, to any requirements of applicable law which may limit the type or amount of such non-cash consideration. If payment by promissory note is permitted: (i) the optionee shall be required to make a cash payment upon exercise of the Option of not less than 20% of the Exercise Price;
(ii) the note shall provide for full recourse against the maker; and (iii) the note shall be payable in full prior to its stated maturity upon the optionee's Termination of Service for any reason other than death or Total Disability.

     (b) Any Options which are not designated as Incentive Stock Options when they are granted will be Non-Qualified Options.

     (c) Promptly after the Date of Grant of each Option, the Company shall cause an Option Agreement to be executed and delivered to the holder of the Option. The Option Agreement shall clearly state whether the Option granted is or is not an Incentive Stock Option. Separate Option Agreements shall be used for Incentive Stock Options and Non-Qualified Stock Options.

     (d) Except as otherwise determined by the Committee, and subject to the requirements of applicable law, the entire Exercise Price received by the Company upon the exercise of an option shall constitute stated capital to the extent of the aggregate par value of the Common Stock issued upon exercise of the Option.

     (e) Any Option granted under this Plan prior to the date the Plan is approved by the Company's stockholders shall not be exercisable unless and until the Plan is so approved.

7.       Option  Provisions.

     (a) Exercise Price. No consideration shall be payable by any optionee for the grant of an Option. Subject to the provisions of paragraph 7(a)(i) and paragraph 8, the Exercise Price of each Option will be as determined by the Committee.

               (i) The Committee shall not grant any Option (or stock appreciation right, if otherwise permissible) with an exercise price that is less than 100% of the Fair Market Value of the underlying stock on the date of grant or reduce the exercise price of any Option (or stock appreciation right, if otherwise permissible) granted or to be granted under the Plan; and

               (ii) The Committee shall not: (1) cancel and re-grant Options at a lower exercise price (including entering into any "6 month and 1 day" cancellation and re-grant scheme), whether or not the cancelled Options are put back into the available pool for grant; (2) replace underwater Options with restricted stock in an exchange, buy-back or other scheme; or (3) replace any Options with new Options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

     (b) Term. The term of each Option will be as determined by the Committee, but in no event will the term of an Option be longer than ten years from the Date of Grant, or five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder. Options may not be exercised before six months after the Date of Grant. Options will cease to be exercisable prior to the expiration of their term under certain circumstances as provided in paragraphs 7(f), (g), and (h). Subject to the foregoing, and to any vesting or other conditions imposed at the time it is granted, an Option may be exercised in whole or in part at any time, or from time to time, during its term.

     (c) Manner of Exercise. To exercise an Option, the person exercising the Option must deliver to the Company, at its principal office:

               (i) a notice of exercise, which states the extent to which the Option is being exercised;

               (ii) a certified or bank cashier's check in an amount, or Common Stock with a Fair Market Value, equal to the Exercise Price of the Option times the number of shares as to which it is being exercised, or consideration in such other form as may be permitted under the terms on which the Option is granted; and

               (iii)  a  certified  or  bank   cashier's   check  equal  to  any
          withholding taxes the Company is required to pay because of the exercise of the Option.

          The Committee may permit an Employee, as an alternative to making the payment described in clause (iii), to authorize the Company to withhold a sum equal to the withholding taxes the Company is required to pay from the Employee's salary and bonus payments over a period of not more than six months (or such longer period as the Company may approve). The date on which the Company receives all the items specified in this subsection will be the date on which the Option is exercised to the extent described in the notice of election.

     (d) Delivery of Stock Certificates. As promptly as practicable after an Option is exercised, the Company will deliver to the person who exercises the Option certificates, registered in that person's name, representing the number of shares of Common Stock which were purchased by the exercise of the Option. Each certificate may bear a legend to indicate, if applicable, that (i) the Common Stock represented by the certificate was issued in a transaction which was not registered under the Securities Act of 1933, as amended, and may only be sold or transferred in a transaction which is registered under that Act or is exempt from the registration requirements of that Act, and (ii) the Common Stock represented by the certificate is subject to the obligation of the holder to pay any unpaid balance of the Exercise Price (whether pursuant to a promissory note or otherwise), and/or that the Common Stock is pledged to secure such an obligation.

     (e) Nontransferability of Options. During the lifetime of the person to whom an Option is issued, the Option may be exercised only by that person or his or her guardian or legal representative. An Option may not be assigned, pledged or hypothecated in any way, will not be subject to execution, and will not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of this Plan, or any levy of any attachment or similar process upon any Option, and, except as expressly stated in this Plan, the Company will not be required to, and will not, issue Common Stock on exercise of an Option to anyone who claims to have acquired that Option from the person to whom it was granted.

     (f) Termination of Service of Holder of Option Other Than Because of Total Disability or Death. If there is a Termination of Service of a person to whom an Option has been granted, other than by reason of the person's death or Total
Disability, each Option held by the person may be exercised (if otherwise exercisable) until the earlier of (i) the end of the three-month period immediately following the date of the Termination of Service, (ii) the expiration of the term specified in the Option, or (iii) such earlier time as may be determined by the Committee at the time of granting the Option.

     (g) Total Disability of Holder of Option. If there is a Termination of Service of a person to whom an Option has been granted by reason of his or her Total Disability, each Option held by the person may be exercised (if otherwise exercisable) until the earlier of (i) the end of the one-year period immediately following the date of the Termination of Service, (ii) the expiration of the term specified in the Option, or (iii) such earlier time as may be determined by the Committee at the time of granting the Option.

     (h) Death of Holder of Option. If there is a Termination of Service of a person to whom an Option has been granted by reason of his or her death, or a former Employee or Eligible Consultant dies following the date of his or her Termination of Service but at a time when an Option still would be exercisable by that person but for the death of the person, each Option held by the person at the time of his or her death may be exercised by the person or persons to whom the Option passed by will or by the laws of descent and distribution (but by no other persons) until the earlier of (i) the end of the one-year period immediately following the date of death (or such other period as may be determined by the Committee at the time of granting the Option), (ii) the expiration of the term specified in the Option, or (iii) if the death occurs after the Termination of Service, the end of the period in which the Option could be exercised under paragraph 7(f) or (g).

8.       Special Provisions Relating to Incentive Stock Options.
         No Incentive Stock Option may be granted after March 27, 2005. The Exercise Price of an Incentive Stock Option will be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant of the Option. An

Incentive Stock Option may not be granted to a person who, at the time the Option is granted, is a Ten Percent Shareholder, unless (i) the Exercise Price of the Option is at least 110% of the Fair Market Value of the Common Stock on the Date of Grant and (ii) the Option by its terms is not exercisable after the expiration of five years from the Date of Grant. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are first exercisable by an Employee during any calendar year (under this Plan and any other incentive stock option plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

9.       Recapitalization.

     (a) The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. Unless otherwise determined by the Board, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.

     (b) If as a result of any (i) reorganization or liquidation of the Company or (ii) reclassification of the Company's capital stock, or (iii) consolidation or merger of the Company with or into another corporation, or sale of all or substantially all the assets of the Company (a reorganization or liquidation of the Company or reclassification of the Company's capital stock, or a merger, consolidation or sale of the type described in this subsection being a "Corporate Transaction") while an Option is outstanding, the holders of the Common Stock become entitled to receive with respect to their Common Stock, securities or assets other than, or in addition to, their Common Stock, upon exercise of that Option the holder will receive what the holder would have owned if the holder had exercised the Option immediately before the Corporate Transaction which occurred while the Option was outstanding and had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions.

10.      Rights of Option Holder.

     (a) The holder of an Option will not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option, the holder will be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock records of the Company.

     (b) Nothing in this Plan or in the grant of an Option will confer upon any Employee the right to continue in the employment of the Company or will interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause, nor will it impose any obligation on the Employee to remain in the employ of the Company.


11.      Laws and Regulations.
         The obligation of the Company to sell and deliver shares of Common Stock on exercise of Options will be subject to the condition that legal counsel for the Company be satisfied that the sale and delivery will not violate the Securities Act of 1933, as amended, or any other applicable laws, rules or regulations.

12. Withholding of Taxes.

     (a) In addition to the requirement in paragraph 7(c) that in order to exercise an Option a person must make a payment to the Company or authorize withholding in order to enable the Company to pay any withholding taxes due as a result of the exercise, if a person who exercised an Incentive Stock Option disposes of shares of Common Stock acquired through exercise of that Incentive Stock Option either (i) within two years after the Date of Grant of the Incentive Stock Option or (ii) within one year after the issuance of the shares on exercise of the Incentive Stock Option, the person will notify the Company promptly of the occurrence of the event and, if the event was a disposition of Common Stock acquired on exercise of an Incentive Stock Option, the amount realized upon the disposition.

     (b) If, whether because of a disposition of Common Stock acquired on exercise of an Incentive Stock Option, or otherwise, the Company is required to pay withholding taxes to any Federal, state or other taxing authority and the Employee fails to provide the Company with the funds with which to pay that withholding tax, the Company may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.

     (c) The obligations contained in this paragraph 12 shall bind each optionee, and each optionee, by accepting and/or exercising an Option, shall be deemed to agree to observe and comply with them.

13.      Reservation of Shares.
The Company will at all times keep reserved for issuance on exercise of Options a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding Options (assuming no subsequent adjustments under paragraph 9).

14. Amendment of the Plan.
         The Board of Directors may at any time and from time to time modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, that without the approval of the stockholders of the Company the Board of Directors may not, (i) except as provided in paragraph 9, increase the maximum number of shares of Common Stock which may be issued on exercise of Options granted under this Plan; (ii) change the categories of persons eligible to receive Options; (iii) increase the per-optionee limit specified in paragraph 4(d); or (iv) modify the provisions of paragraphs 7(a)(i) or 7(a)(ii). No modification or amendment of this Plan will, without the consent of the holder of an outstanding Option, adversely affect the holder's rights under that Option.

15.      Interpretation
         The Committee shall have the power to interpret the Plan and to make and amend rules for putting it into effect and administering it. It is intended that the Incentive Stock Options granted under the Plan shall constitute incentive stock options within the meaning of section 422 of the Code, that the Non-Qualified Options shall constitute property subject to federal income tax pursuant to the provisions of section 83 of the Code and that the Plan shall qualify for the exemption available under Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. It is also intended that all compensation income recognized by optionees as the result of the exercise of Options or the disposition of Common Stock acquired on exercise of Options shall be considered performance-based compensation excludable from such optionee's "applicable employee remuneration" pursuant to section 162(m)(4)(C) of the Code. The provisions of the Plan shall be interpreted and applied insofar as possible to carry out such intent.

16.      Termination of the Plan.
         This Plan shall terminate on March 27, 2005 unless sooner terminated. The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action may adversely affect the rights of a person holding an outstanding Option.